Tax	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
Tax	TaxScorpio Tankers Inc. and its vessel-owning or leasing subsidiaries are incorporated in either the Republic of the Marshall Islands or in Singapore. We are not subject to Marshall Islands’ income tax in accordance with the income tax laws of the Marshall Islands, and we are eligible for tax exemptions in accordance with the income tax laws of Singapore. Based upon review of applicable laws and regulations, and after consultation with counsel, we do not believe we are subject to material income taxes in any jurisdiction, including the United States of America. Therefore, we did not have any income tax charges, benefits, or balances as of or for the periods ended December 31, 2021, 2020 and 2019.